                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       The Securities Exchange Act of 1934

Filed by the Registrant [x]                       [_] Confidential, for Use of
Filed by a party other than the Registrant [_]    the Commission Only (as
Check the appropriate box:                        permitted by Rule 14a-6(e)(2))
[_]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec 240.14a-12

                           ATSI COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [x]  No fee required.
     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).
     -------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5)  Total fee paid:
     -------------------------------------------------------------------------
     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
     -------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3)  Filing Party:
     -------------------------------------------------------------------------
     (4)  Date Filed:
     -------------------------------------------------------------------------

                            ATSI COMMUNICATIONS, INC.
                        6000 Northwest Parkway, Suite 110
                              San Antonio, TX 78249
                                 (210) 547-1000

Dear Stockholders:

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders of ATSI Communications, Inc. which will be held on January 22, 2002 at 10:00 a.m., local time, at the Fiesta Americana Hotel, Paseo De La Reforma 80, La Colonia Juarez, Mexico City.

     At the meeting you will be asked to consider and vote upon the matters described in the accompanying Notice and proxy statement.

     Whether or not you plan to attend the Annual Meeting please complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage prepaid envelope.

                                      Sincerely,


                                      Arthur L. Smith
                                      Chief Executive Officer

                            ATSI Communications, Inc.
                        6000 Northwest Parkway, Suite 110
                              San Antonio, TX 78249
                                 (210) 547-1000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 22, 2002

To Our Stockholders:

         The Annual Meeting of Stockholders (the "Annual Meeting") of ATSI Communications, Inc. (the "Company") will be held at The Fiesta Americana Hotel, Paseo De La Reforma 80, La Colonia Juarez, Mexico City on January 22, 2002 at 10:00 a.m., local time, to consider and act upon the following matters, all as more fully described in the accompanying proxy statement which is incorporated herein by this reference:

Proposal 1.       Election of Directors. You will have the opportunity to elect
                  ---------------------
                  three members of the board of directors for a term of three years. The following three persons are our nominees for election:
                                Carlos K. Kauachi
                                  Tomas Revesz
                                Stephen M. Wagner

Proposal 2.       Appointment of Auditors. You will be asked to ratify the
                  -----------------------
                  selection of Arthur Anderson LLP as our independent auditors for the year ending July 31, 2002.

Proposal 3.       Other Business. If other business is properly raised at the
                  --------------
                  meeting or if we need to adjourn the meeting, you will vote on these matters, too.

         If you were a holder of our common stock or Series A Preferred Stock as of the close of business on November 26, 2001, you are entitled to vote at this meeting.

         We cordially invite all stockholders to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date and return the enclosed proxy card as soon as possible in the enclosed postage-prepaid envelope.

         Whether or not you expect to attend the Annual Meeting, please complete, sign, date and promptly mail your proxy in the envelope provided. You may revoke this proxy at any time prior to the Annual Meeting, and, if you attend the Annual Meeting, you may vote your shares in person.

         The Board of Directors has fixed the close of business on November 26, 2001, as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. For ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at the Company's executive offices, located at the address set forth above.

                                              By Order of the Board of Directors

                                              Raymond G. Romero
                                              CORPORATE SECRETARY
San Antonio, Texas
December 17, 2001

                                TABLE OF CONTENTS

                                                                           Page
The Annual Meeting ........................................................   1
Proposal One - Election of Directors ......................................   4
Directors and Executive Officers ..........................................   5
Information Concerning the Board of Directors and Committees ..............   7
Executive Compensation ....................................................   7
Section 16(a) Beneficial Ownership Reporting Compliance ...................  11
Board Compensation Committee Report on Executive Compensation .............  11
Board Audit Committee Report ..............................................  11
Performance Graph .........................................................  13
Certain Relationships and Related Transactions ............................  14
Proposal Two - Ratification of Selection of Independent Public
 Accountants ..............................................................  14
ATSI Security Ownership of Certain Beneficial Owners and Management .......  15
Other Matters .............................................................  16
Where You Can Find More Information .......................................  16

                               CERTAIN DEFINITIONS

         As used in this proxy statement, "ATSI," "we," "our," "ours," "us" and the "Company" refer to ATSI Communications, Inc. and all of its subsidiaries, including GlobalSCAPE, Inc.

                 STATEMENT REGARDING FORWARD-LOOKING INFORMATION

         This proxy statement and the documents incorporated by reference in this proxy statement contain "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities and Exchange Act of 1934, as amended. "Forward looking statements" are those statements that describe management's beliefs and expectations about the future. We have identified forward-looking statements by using words such as "anticipate," "believe," "could," "estimate," "may," "expect," and "intend." Although we believe these expectations are reasonable, our operations involve a number of risks and uncertainties, including those described in the Risk Factors section of this proxy statement and other documents filed with the Securities and Exchange Commission. Therefore, these types of statements may prove to be incorrect.

         THE ANNUAL MEETING

Date, Time, And Place

         The annual meeting will be held at the Fiesta Americana Hotel, Paseo De La Reforma 80, La Colonia Juarez, Mexico City on January 22, 2002, starting at 10:00 a.m. (local time).

Purposes of The Annual Meeting

         At the annual meeting, ATSI stockholders will be asked to:

Proposal 1.       Election of Directors. You will have the  opportunity to
                  ---------------------
                  elect three members of the board of directors for a term of three years. The following three persons are our nominees for election:

                                Carlos K. Kauachi

                                  Tomas Revesz

                                Stephen M. Wagner

Proposal 2.       Appointment  of  Auditors. You will be asked to ratify  the
                  -------------------------
                  selection of Arthur Andersen LLP as our independent auditors for the year ending July 31, 2002.

Proposal 3.       Other Business. If other business is properly  raised at the
                  --------------
                  meeting or if we need to adjourn the meeting, you will vote on these matters, too.

         THE ATSI BOARD RECOMMENDS THAT ATSI STOCKHOLDERS VOTE FOR THE NOMINEES FOR DIRECTOR AND TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING JULY 31, 2002.

Record Date; Shares Entitled To Vote; Quorum

         The ATSI Board of Directors has fixed the close of business on November 26, 2001 as the record date for ATSI stockholders entitled to notice of and to vote at the annual meeting. Holders of our common stock and Series A Preferred Stock are entitled to vote at the annual meeting. As of the record date, there were 80,088,090 shares of ATSI common stock outstanding, which were held by approximately 1,300 holders of record and approximately 15,000 beneficial owners, and 4,370 shares of Series A Preferred Stock held by eight (8) holders of record. Stockholders are entitled to one vote for each share of ATSI common stock they own plus 124.3 votes for each share of Series A Preferred Stock held as of the record date.

         The holders of a majority of the outstanding shares of ATSI stock issued and entitled to vote at the annual meeting must be present in person or by proxy to establish a quorum for business to be conducted at the annual meeting. Abstentions and "non-votes" are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. "Non-votes" occur when a proxy:

         . is returned by a broker or other stockholder who does not have authority to vote;

         .    does not give authority to a proxy to vote; or

         .    withholds authority to vote on one or more proposals.

Votes Required

         The votes required for each of the proposals is as follows:

         Election of Directors. The three nominees for director who receive the
         ---------------------
most votes will be elected. So, if you do not vote for a particular nominee or you indicate "withhold authority to vote" for a particular nominee on your proxy card, your abstention will have no effect on the election of directors.

         Approval of Independent Accountants. The proposal to ratify the
         -----------------------------------
selection of our independent public accountants must receive the affirmative
                 -----------
vote of a majority of the shares of ATSI common stock and Series A Preferred Stock represented and voting at the meeting. If you are present in person or represented by proxy at the meeting and abstain from voting, it has the same effect as if you voted against this proposal. In addition, if you do not instruct your broker on how to vote on this proposal, your broker will not be able to vote for you. This will have no effect on the proposal, however, because those shares for which brokers are not able to vote will not be considered as voting at the annual meeting and for purposes of ratifying the selection of our independent public accountants.
-----------

Voting of Proxies

         All valid, unrevoked proxies will be voted as directed. In the absence of instructions to the contrary, properly executed proxies will be voted in favor of each of the proposals listed in the notice of annual meeting and for the election of the nominees for director set forth herein.

         Votes cast in person or by proxy at the annual meeting will be tabulated at the annual meeting.

         If any matters other than those addressed on the proxy card are properly presented for action at the annual meeting, the persons named in the proxy will have the discretion to vote on those matters in their best judgment, unless authorization is withheld.

How To Vote By Proxy

         Complete, sign, date and return the enclosed proxy card in the enclosed envelope.

         THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING ARE OF GREAT IMPORTANCE TO ATSI STOCKHOLDERS. ATSI URGES YOU TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Revocability of Proxies

         Any ATSI stockholder who delivers a properly executed proxy may revoke the proxy at any time before it is voted. Proxies may be revoked by:

         . delivering a written revocation of the proxy to the ATSI Secretary before the annual meeting;

         .    signing and returning a later dated proxy to the ATSI Secretary;
              or

         .    appearing at the annual meeting and voting in person.

         Attendance at the annual meeting will not, in and of itself, constitute revocation of a proxy. An ATSI stockholder whose shares are held in the name of its broker, bank or other nominee must bring a legal proxy from its broker, bank or other nominee to the meeting in order to vote in person.

Deadline For Voting By Proxy

         Votes cast by mail must be received prior to the annual meeting to be counted.

Solicitation of Proxies

         Proxies will be solicited by mail. Proxies may also be solicited personally, or by telephone, fax, or other means by the directors, officers and employees of ATSI. Directors, officers and employees soliciting proxies will receive no annual or extra compensation, but may be reimbursed for related out-of-pocket expenses. In addition to solicitation by mail, ATSI will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to beneficial owners. ATSI will, upon request, reimburse these brokerage houses, custodians and other persons for their reasonable out-of-pocket expenses in doing so. The cost of solicitation of proxies will be paid by ATSI.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         The Amended and Restated Certificate of Incorporation of the Company provides that the number of directors shall be determined by resolution of the Board of Directors. The Board of Directors has by resolution established the number of directors of the Company at seven, with such directors being divided into three classes. The Board proposes that the stockholders elect three directors to serve until the Annual Meeting of Stockholders in 2004 and until their successors have been duly elected and qualified. Proxies cannot be voted for more than three persons. The nominees, Carlos K. Kauachi, Tomas Revesz and Stephen M. Wagner, will constitute the Class A directors. The other directors of the Company will continue in office for their existing terms. Biographical information on the three nominees and continuing directors is set forth below under "Directors and Executive Officers."

         The Board is composed of three Class A directors (Messrs. Kauachi, Revesz and Wagner), two Class B directors (Messrs. Benkendorf and Nye), and two Class C directors (Messrs. Smith and Fleming), whose terms will expire upon the election and qualification of directors at the annual meeting of stockholders in 2001, 2002 and 2003, respectively.

         Assuming the presence of a quorum, directors shall be elected by a plurality of the votes cast at the Annual Meeting by holders of common stock entitled to vote. Votes withheld are not counted in the number of votes cast in the election of directors. Under applicable Delaware law, in tabulating the vote, broker nonvotes will have no effect on the vote. The enclosed proxy if properly signed and returned will be voted FOR the election of the three nominees unless the vote is WITHHELD. Although the Company does not anticipate that either of such nominees will refuse or be unable to accept or serve as directors of the Company for the term specified, the persons named in the enclosed form of proxy intend, if either of such nominees is unable or unwilling to serve as a director, to vote the shares represented by the proxy for the election of such other person as may be nominated or designated by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT EACH HOLDER OF COMMON STOCK VOTE "FOR" THE ELECTION OF EACH OF THE THREE INDIVIDUALS NOMINATED ABOVE FOR ELECTION AS DIRECTORS.

Directors and Executive Officers

         Name                  Age Position Held
         ----                  --- -------------

         Arthur L. Smith       37  Chief Executive Officer and Chairman of the
                                   Board of Directors
         Stephen M. Wagner     45  President, Chief Operating Officer and
                                   Director
         H. Douglas Saathoff   39  Chief Financial Officer, Senior Executive
                                   Vice President and Treasurer
         Raymond G. Romero     47  Vice President, General Counsel and Business
                                   Development and Corporate Secretary
         Tim Nicolaou          46  Chief Executive Officer of GlobalSCAPE, Inc.
         Sandra Poole-Christal 35  President of GlobalSCAPE, Inc.
         Jesus Enriquez        49  Senior Vice President, Director General,
                                   ATSI-Mexico
         Richard C. Benkendorf 62  Director
         John R. Fleming       47  Director
         Carlos K. Kauachi     61  Director
         Murray R. Nye         49  Director
         Tomas Revesz          64  Director

         Arthur L. Smith has served as Chief Executive Officer and a director of the Company since its formation in June 1996 and served as President of the Company since its formation in June 1996 to July 1998. Mr. Smith also served as President, Chief Operating Officer and a director of ATSI-Canada since its formation in May 1994. From December 1993 until May 1994, Mr. Smith served in the same positions with Latcomm International Inc., which company amalgamated with Willingdon Resources Ltd. to form ATSI-Canada in May 1994. Mr. Smith has also served as President and Chief Executive Officer of American TeleSource International, Inc., a Texas corporation ("ATSI-Texas"), one of the Company's principal operating subsidiaries, since December 1993. From June 1989 to December 1993, Mr. Smith was employed as director of international sales by GeoComm Partners, a satellite-based telecommunications company located in San Antonio, providing telecommunications services to Latin America. Mr. Smith has over eleven years experience in the telecommunications industry.

         Stephen M. Wagner has served as a director of the Company since October 2001 and has served as President and Chief Operating Officer since August 2001. Prior to joining ATSI, Mr. Wagner served as President of Qwest Communications International's Local Broadband, Southern Region from November 1999 to March 2001. From December 1997 until June 1998, Mr. Wagner served as Vice President of Wholesale Markets for LCI International and from June 1998 until November 1999, he served in that same role for Qwest Communications upon their acquistion of LCI International. Prior to December 1997, Mr. Wagner served in various senior management positions with USLD Communications including Vice President of Sales, Marketing and Business Development until their acquisition by LCI International on December 31, 1997.

         H. Douglas Saathoff, C.P.A., has served as Senior Executive Vice President of the Company since July 2000. Mr. Saathoff has served as Treasurer and Chief Financial Officer of the Company since its formation in June 1996. Mr. Saathoff also served as Secretary and Senior Vice President of the Company from June 1996 to July 2000. Mr. Saathoff also served as Vice President, Chief Financial Officer and Treasurer of ATSI-Canada since February 1996 and Secretary since June 1996. Mr. Saathoff has served as Vice President-Finance of ATSI-Texas since June 1994 and as Secretary and Treasurer of ATSI-Texas since October 1994. Prior to joining the Company, Mr. Saathoff served in various accounting roles including Controller and Financial Reporting Manager for U.S. Long Distance Corp., a San Antonio-based, publicly traded long distance telecommunications company and as an accountant with Arthur Andersen LLP for five years.

         Raymond G. Romero, has served as Vice President, General Counsel and Corporate Secretary since July 2000. From October 1999 through April 2000, Mr. Romero was employed as Vice President, Business Development for Open World Communications, Inc. and from April 1999 through September 1999, he was employed as President of Eurotech International, Inc., both Internet companies. Prior to that time he served in a variety of roles including serving as a Partner with Competitive Strategies Group, Ltd., a telecommunications consulting firm from April 1997 through April 1999 and as Vice President and General Counsel for Ameritech International, an international telecommunications company, from April 1991 through December 1995.

         Tim Nicolaou has served as Chief Executive Officer of GlobalSCAPE, Inc. since October 2000. Prior to joining GlobalSCAPE, Inc., Mr. Nicolaou served as Vice President, Product Management of the WebServices Division for the Chicago-based Comdisco, Inc. Prior to Comdisco, Mr. Nicolaou served as Executive Vice-President of Sales and Marketing for Computer Concepts Corp., (renamed Direct Insite Corporation), Vice-President of Sales, Industrial Products Division for United States Data Corporation, and Management Consultant for Perot Systems.

         Sandra Poole-Christal has served as President of GlobalSCAPE, Inc. since January 1, 1998. Ms. Poole-Christal founded GlobalSCAPE, Inc. in 1996 at the request of the Company. Ms. Poole-Christal was one of the founding employees of the Company, serving as its Director of International Sales and Marketing from January 1994 until April 1996. Prior to joining the Company, Ms. Poole-Christal served as an account executive with GeoComm Partners. Ms. Poole-Christal holds a BA in Communications from Baylor University.

         Jesus Enriquez has served as Senior Vice President of the Company since February 1998, and as Director General of American TeleSource International de Mexico, S.A. de C.V. (ATSI-Mexico), one of the Company's principal operating subsidiaries, since August 1996. From March 1995 to July 1996 Mr. Enriquez served as Commercial Director of ATSI-Mexico. From January 1989 to February 1995, Mr. Enriquez was the Director General of Servicios Espectro Radioelectricos ("SERSA"), an international communications company in Mexico City.

         Richard C. Benkendorf has served as a director of the Company since October 1996. From 1991 to present, Mr. Benkendorf has been a principal of Technology Impact Partners, which provides advisory and investment services. From 1989-1991, Mr. Benkendorf served as Senior Vice President Investment, Planning, Mergers & Acquisitions and Venture Capital for Ameritech, a communications services company.

         John R. Fleming has served as a Director of ATSI since January 2001. Mr. Fleming is the principal and founder of Vision Corporation, an early-stage investment company that focuses on communications technologies, service and hardware. Prior to forming Vision Corporation, Mr. Fleming served as President, International of IXC Communications, Inc. from April 1998 to December 1999. Immediately prior to that he served as IXC's President of Emerging Markets from December 1997, as Executive Vice President of IXC from March 1996 through November 1997 and as Senior Vice President of IXC from October 1994 through March 1996. He served as Vice President of Sales and Marketing of IXC from its formation in July 1992 until October 1994. Prior to that, Mr. Fleming served as Director of Business Development and Director of Carrier Sales of CTI from 1986 to March 1990 and as Vice President -- Marketing and Sales of CTI from March 1990 to July 1992. Mr. Fleming was a Branch Manager for Satellite Business Systems from 1983 to 1986.

         Carlos K. Kauachi has served as a director of the Company since October 1996. From 1996 to present, Mr. Kauachi has been self-employed as a consultant. From 1962 until 1996, Mr. Kauachi served in various positions with Telefonos de Mexico, the then privately owned telecommunications monopoly in

Mexico, including Vice President-Telephone Business Development, Vice President-Marketing and Sales and, most recently, Vice President-International Business Development.

         Murray R. Nye has served as a director of the Company since its formation in June 1996. Mr. Nye also served as Chief Executive Officer and a director of ATSI-Canada from its formation in May 1994. From December 1993 until May 1994, Mr. Nye served in the same positions with Latcomm International Inc., which company amalgamated with Willingdon Resources Ltd. to form ATSI-Canada in May 1994. From 1992 to 1995, Mr. Nye served as President of Kirriemuir Oil & Gas Ltd. From 1989 until 1992, Mr. Nye was self-employed as a consultant and Mr. Nye is again currently self-employed as a consultant. Mr. Nye serves as a director of D.M.I. Technologies, Inc., an Alberta Stock Exchange-traded company.

         Tomas Revesz has served as a director of the Company since its formation in June 1996. Mr. Revesz has served as President of Long Distance International, Inc., a long distance reseller, since October 1993. From 1983 to June 1993, Mr. Revesz served as President of Star Long Distance, Inc., also a long distance reseller. From January 1990 until August 1993, Mr. Revesz served as Vice President of Operations of AAA Telephone & Communications, Inc., a telephone interconnection company.

                  INFORMATION CONCERNING THE BOARD OF DIRECTORS
                                 AND COMMITTEES

         The business affairs of the Company are managed under the direction of the Board of Directors. The Board of Directors of the Company held a total of 14 meetings during the fiscal year ended July 31, 2001. The Compensation Committee, composed of Messrs. Nye, Benkendorf and Kauachi, reviews and makes recommendations to the Board of Directors regarding executive compensation matters and administers the Company's stock option plans. The Audit Committee, composed of Messrs. Benkendorf, Fleming and Revesz, is responsible for reviewing the Company's financial statements and overseeing the Company's accounting practices and audit procedures. The Compensation Committee and the Audit Committee both held four meetings during the fiscal year ended July 31, 2001. No incumbent director of the Company during the fiscal year ended July 31, 2001 attended fewer than 75% of the aggregate number of meetings of the Board on which the director served.

EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth information concerning the compensation earned during the Company's last three fiscal years by the Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers whose total cash compensation exceeded $100,000 for services rendered in all capacities for the fiscal years ended July 31, 2001 (collectively, the "Named Executive Officers").

                                                 Annual Compensation                      Long-Term Compensation
                                         -----------------------------------------------------------------------------------

                                                                                      Awards          Payouts
                                                                               ---------------------------------
                                                                                         Securities
                                                                Other Annual Restricted  Underlying    LTIP     All Other
                                Fiscal                          Compensation    Stock     Options/    Payout   Compensation
Name And Principal Position      Year  Salary ($)     Bonus ($)    ($)(1)    Awards ($)   SARs (#)      ($)        ($)
---------------------------      ----  ----------     ---------    ------    ----------   --------      ---        ---
Arthur L. Smith(2)               2001    $190,000            -          -            -           -        -           -
Chief Executive Officer          2000    $124,915     $  4,500          -            -           -        -           -
                                 1999     129,519            -          -            -     200,000        -           -
H. Douglas Saathoff(3)           2001    $159,000            -          -            -           -        -           -
Chief Financial Officer, Sr.     2000      99,163     $ 25,000          -            -           -        -           -
Executive Vice President         1999     102,244       13,631          -            -     100,000        -           -
Raymond G. Romero(4)             2001    $140,000            -          -            -      50,000        -           -
Vice President, General          2000      10,769            -          -            -      50,000        -           -
Counsel and Business             1999           -            -          -            -           -        -           -
Development
Tim Nicolaou                     2001    $340,806     $198,883          -            -           -        -           -
Chief Executive Officer          2000           -            -          -            -           -        -           -
GlobalSCAPE                      1999           -            -          -            -           -        -           -
Sandra Poole-Christal            2001    $223,190     $155,895          -            -           -        -           -
President, GlobalSCAPE           2000     131,421       59,680          -            -           -        -           -
                                 1999      80,000       40,000          -            -      75,000        -           -

__________

(1) Certain of the Company's executive officers receive personal benefits in addition to salary; however, the Company has concluded that the aggregate amount of such personal benefits does not exceed the lesser of $50,000 or 10% of annual salary and bonus for any Named Executive Officer.
(2) Also serves as Chief Executive Officer of American TeleSource International, Inc., a Texas corporation ("ATSI-Texas"), the Company's principal operating subsidiary. Mr. Smith's compensation is paid by ATSI-Texas.
(3) Also serves as Vice President-Finance and Secretary and Treasurer of ATSI-Texas. Mr. Saathoff's compensation is paid by ATSI-Texas.
(4)      Mr. Romero's compensation is paid by ATSI-Texas.

Employment Agreements

         The Company has entered into employment agreements with certain of its executive officers as follows:

                                                                          Minimum
              Name                              Term                   Annual Salary
              ----                              ----                   -------------
Sandra Poole-Christal(1)    January 1, 1998 - December 31, 2001(2)       $ 80,000(3)
Tim Nicolaou (1)            October 1, 2000 - September 30, 2001(2)      $180,000(4)
Arthur L. Smith             August 1, 1998 - July 31, 2001(2)            $130,000(5)

__________
(1) agreement is between named individual and the Company's subsidiary, GlobalSCAPE, Inc.
(2) agreement provides for an automatic renewal for an additional one-year term unless notice of termination is given 120 days prior to end of initial term.
(3) agreement provides for 6 months of continuing payments in the event of executive's death or disability; if executive is terminated without cause, executive is entitled to continuing payments until the third anniversary of the start date or for 12 months from termination, whichever is longer; if executive resigns following a change in control of GlobalSCAPE, executive is entitled to continuing payments until the third anniversary of the start date, or if agreement has been renewed, until 1 year following anniversary date.
(4) agreement provides for 1 year of continuing payments in the event of executive's death or disability; if executive is terminated without cause, executive is entitled to one year of base salary plus earned but unpaid incentive compensation; if executive resigns following a change in control of GlobalSCAPE, executive is entitled to one year of base salary plus earned but unpaid incentive compensation.
(5) agreement provides for 6 months of continuing payments in the event of executive's death or disability; if executive is terminated without cause, executive is entitled to continuing payments until the third anniversary of the start date or for

     12 months from termination, whichever is longer; if executive resigns following a change in control of Company, executive is entitled to continuing payments until the third anniversary of the start date, or if agreement has been renewed, until 1 year following anniversary date.

     The Board may increase each officer's salary, and may pay a bonus to each of them from time to time. Each of the employment agreements provides for early termination under certain conditions, and restricts each executive from various competing and other potentially damaging activities during employment and for a specified time after termination of employment.

Stock Option Plans

     1997 Option Plan

     The American TeleSource International Inc. 1997 Stock Option Plan (the "1997 Option Plan") was adopted in February 1997 by the Board of Directors of the Company and approved in May 1997 by the Company's stockholders.

     The 1997 Option Plan terminated on February 10, 1998. No further options will be granted under the 1997 Option Plan. All options outstanding under the 1997 Option Plan on the date of termination will remain outstanding under the 1997 Option Plan in accordance with their respective terms and conditions.

     As of July 31, 2001, options for 202,002 shares were outstanding under the 1997 Option Plan at a weighted average exercise price of $1.87, all of which were exercisable. As of July 31, 2001, 4,463,331 options had been exercised.

1998 Option Plan

     The American TeleSource International, Inc. 1998 Stock Option Plan (the "1998 Option Plan") was adopted in September 1998 by the Board of Directors of the Company and approved December 1998 by the Company's stockholders. The 1998 Option Plan authorizes the grant of up to two million incentive stock options and non-qualified stock options to employees, directors and certain other persons. As of July 31, 2001, the Board had granted options to purchase 2,214,800 shares of common stock under the 1998 Option Plan at exercise prices as follows: (i) 1,541,000 at $0.55 per share, (ii) 302,300 at $0.78 per share,
(iii) 371,500 at $0.63 - $4.63. As of July 31, 2001, options for 1,026,840 shares were outstanding under the 1998 Option Plan at a weighted average exercise price of $0.91. As of July 31, 2001, 417,043 options were exercisable at a weighted average exercise price of $0.83, 757,254 options had been exercised and 430,706 options had been forfeited.

2000 Option Plan

     The ATSI Communications, Inc. 2000 Incentive Stock Option Plan (the "2000 Option Plan") was adopted in December 2000 by the Board of Directors of the Company and approved February 2001 by the Company's stockholders.

     The 2000 Option Plan authorizes the grant of up to 9.8 million incentive stock options and non-qualified stock options to employees, directors and certain other persons. As of July 31, 2001, the Board had granted options to purchase 1,864,000 shares of common stock under the 2000 Option Plan at an exercise price of $0.56. As of July 31, 2001, no options were exercisable and no options had been forfeited.

Stock Option Grants in Fiscal 2001

     A total of 100,000 options were granted to Mr. Romero, one of the Named Executive Officers, during the Company's fiscal year ended July 31, 2001. No other options were granted to the Named Executive Officers during the Company's fiscal year ended July 31, 2001.

Aggregate Option Exercises in Fiscal 2001 and Fiscal Year-End Option Values

     The following table shows stock options exercised by the Named Executive Officers during the fiscal year ended July 31, 2001, including the aggregate value of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of July 31, 2001. Also reported are the values of "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the Common Stock price as of July 31, 2001.

                       Shares
                      Acquired                Number of Securities
                         On      Value       Underlying Unexercised         Value of Unexercised In-the-
                      Exercise  Realized           Options at                  Money Options at FYE
                      --------  --------
                                                     FYE(#)                           ($)(2)
Name                     (#)    ($)(1)    Exercisable     Unexercisable   Exercisable      Unexercisable
----                     ---    ------    -----------     -------------   -----------      -------------
Arthur L. Smith           -        -        66,667          66,667              -               -
H. Douglas Saathoff       -        -        33,333          33,333              -               -
Raymond G. Romero         -        -        16,667          83,333              -               -
Tim Nicolaou              -        -           -               -                -               -
Sandra Poole-Christal     -        -        25,000          50,000              -               -

__________

(1) The values of the exercised options represent the difference between the closing price of the shares underlying the options on the AMEX and the exercise price of the options on the date of exercise.

(2) The values of the unexercised options are based upon the $0.40 closing price per share on July 31, 2001, as reported on the American Stock Exchange, and represent the difference between the fair market value of the shares underlying the options and the exercise price of the options at fiscal year end.

Compensation Committee Interlocks and Insider Participation

     Messrs. Benkendorf, Kauachi and Nye serve on the Compensation Committee. The Compensation Committee met four times in fiscal 2001.

     In March 1999, we renewed an agreement with an international consulting firm, of which ATSI-Delaware director Carlos K. Kauachi is president, for international business development support. Under the terms of the agreement, we paid the consulting firm $6,000 per month for a period of twelve months. Upon expiration, the agreement was extended on a month-to-month basis until July 2000 when it was terminated. As of July 31, 2001, we have a payable of approximately $35,500 outstanding.

     We have entered into a month-to-month agreement with Technology Impact Partners, a consulting firm of which Company director Richard C. Benkendorf is principal and owner. Under the agreement, Technology Impact Partners provides us with various services that include strategic planning, business development and financial advisory services. Under the terms of the agreement, we pay the consulting firm $3,750 per month plus expenses. In November 2000 the agreement was modified and the Company is now billed solely for expenses. At July 31, 2000 and July 31, 2001, we had a payable to Technology Impact Partners of approximately $112,000 and approximately $115,000, respectively.

Director Compensation

     Directors are reimbursed their reasonable out-of-pocket expenses in connection with their travel to and attendance at meetings of the Board of Directors. Each director other than Arthur L. Smith receives $1,250 for each meeting of the Board attended excluding telephonic meetings for which each director other than Arthur L. Smith receives $250.

     On September 9, 1998, each of the directors of the Company were granted options to purchase 75,000 shares of Common Stock of the Company, with the exception of Murray R. Nye, who was granted options to purchase 150,000 shares of Common Stock of the Company. In addition, each of the directors serving on a committee of the Board were granted options to purchase an additional 15,000 shares of Common Stock for each committee served on, at an exercise price of $0.55 per share under the 1998 Option Plan.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

     Based on a review of the copies of such forms furnished to the Company and other information, the Company believes that, during the fiscal year ended July 31, 2001, all of its directors and executive officers were in compliance with the applicable filing requirements.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Set forth below is a report submitted by the Compensation Committee of the Board of Directors addressing the Company's compensation policies for fiscal 2001 as they affected Arthur L. Smith as Chief Executive Officer and the other Named Executive Officers.

Compensation Philosophy

     The Board's executive compensation plan for fiscal 2001 was designed to provide significant incentive compensation opportunities in addition to market competitive salaries, and to aid in the retention of the Named Executive Officers. The plan was intended to link individual employee objectives with overall Company strategies for fiscal 2001, and to reward the Named Executive Officers for their individual contributions to those strategies. The committee uses compensation and performance data from a peer group of comparable companies to help it establish market competitive compensation and performance standards for the Company's employees.

     Compensation paid to the Named Executive Officers during fiscal 2001 consisted primarily of three elements: base salaries, cash bonuses and stock option grants. The Board's emphasis on linking compensation to performance criteria and levels of responsibility is reflected in the components of compensation received by the Named Executive Officers during fiscal 2001, as presented in the summary compensation table which precedes this report.

     Base salaries. Minimum base salaries paid to the Named Executive Officers were set according to existing arrangements. Adjustments to those minimum salary levels were determined by evaluating the competitive marketplace, the scope of each individual's responsibilities, the planned and past performance of the Company, and, to a certain extent, subjective measures of each individual's performance.

     Cash Bonuses. Annual cash bonuses to the Named Executive Officers are linked to corporate, individual and product line objectives. In determining the actual cash bonuses paid to the Named Executive Officers, the actual financial performance relative to the Company's 2001 operating plan, market factors and the accomplishments of individual performance objectives are considered. Cash bonuses may be awarded on the basis of the Company's financial performance relative to its plan and individual performance. A cash bonus of $7,000 was awarded to Mr. Saathoff during fiscal 2001. Additionally, Mr. Nicolaou and Ms. Christal were awarded cash bonuses related to GlobalSCAPE's performance.

     Stock Option Grants. Stock options are granted from time to time in order to promote the interest of the Company and its stockholders by providing an effective means to attract, retain and increase the commitment of certain individuals and to provide such individuals with additional incentive to contribute to the success of the Company.

     Chief Executive Officer Compensation. The compensation paid to the Chief Executive Officer differed from the other Named Executive Officers only in base salary. Arthur L. Smith's base salary was higher than the other Named Executive Officers of the Company, and considered to be in line with other early stage companies of a similar nature. No cash bonus was paid to Arthur L. Smith during fiscal 2001. The differences in the Chief Executive Officer's compensation compared with that of the other Named Executive Officers was attributable to the additional responsibilities associated with that position.

     This Report on Executive Compensation is made by and on behalf of the Board of Directors of the Company.

                      Respectfully submitted,
                      COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                      Murray R. Nye, Richard C. Benkendorf and Carlos K. Kauachi

     On October 12, 2001, Mr. Benkendorf resigned as Chairman of the Compensation Committee. The Company's Board of Directors appointed Mr. John R. Fleming to replace Mr. Benkendorf as the Chairman of the Compensation Committee.

     The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulations 14A and 14C under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 under the Exchange Act.

                          BOARD AUDIT COMMITTEE REPORT

     Effective January 31, 2000, the Securities and Exchange Commission adopted new rules and amendments to current rules relating to the disclosure of information about companies' audit committees. In large part, the new rules are based on recommendations made by the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees. The new rules require that, for all votes of stockholders occurring after December 15, 2000, the proxy statement must contain a report of the audit committee addressing several issues identified in the rules. In addition, the SEC recommends that audit committees adopt written charters. Any such charter must be included as an attachment to the proxy statement at least once every three years. Our Audit Committee adopted a charter on April 3, 2000, and it was included in the proxy statement filed February 7, 2001.

     Our Audit Committee has reviewed and discussed with management the Company's consolidated financial statements as of and for the fiscal year ended July 31, 2001.

         Our Audit Committee has discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

         Our Audit Committee has received and reviewed the written disclosures and the letter from the independent public accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent public accountants their independence.

         Based on the reviews and discussions referred to above, our Audit Committee recommends to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K.

Audit Committee Members - Fiscal 2001:

Richard C. Benkendorf
John R. Fleming
Tomas Revesz

         The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulations 14A and 14C under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 under the Exchange Act.

                                PERFORMANCE GRAPH

         The Company's common stock has been registered under Section 12 of the Securities Exchange Act of 1934, as amended, since October 20, 1997. The following Performance Graph compares the Company's cumulative total stockholder return on its common stock from October 20, 1997 through July 31, 1998, 1999, 2000 and 2001 with the cumulative total return of the NASDAQ Market Value Index and the Company's peer group over the same period. The peer group is comprised of nine telecommunications companies operating in similar markets, offering comparable products and services as the Company. The nine companies included in the peer group are AT&T Latin America, Global Light Telecommunications, Tricom S.A., IDT Corporation, Primus Telecommunications, Startec Global, ITXC Corporation, Impsat Fiber Networks and Infonet Services Corporation. The graph assumes that the value of the investment in the Company's common stock and each index was $100 at October 20, 1997 and that all dividends were reinvested.

                      Comparison of Cumulative Total Return
                 Among the Company, NASDAQ Index and Peer Group

     ---------------------------------------------------------------------------
                            Oct. 20,   July 31,    July 31,  July 31,   July 31,
     Index for:              1997        1998        1999      2000       2001
     ---------------------------------------------------------------------------
     The Company             100.0       27.41       37.90    131.20     11.66
     ---------------------------------------------------------------------------
     NASDAQ Market Index     100.0      117.57      166.10    241.81    132.95
     ---------------------------------------------------------------------------
     Peer Group              100.0       122.4       104.8    156.72      56.7
     ---------------------------------------------------------------------------

         The foregoing graph is based on historical data and is not necessarily indicative of future performance. This graph shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulations 14A and 14C under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 under the Exchange Act.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In February 2000, our board of directors approved a plan to lend approximately $1.5 million, at a market interest rate, in the aggregate to certain key executive officers to allow them to exercise approximately 2,250,000 of their vested options. The executive officers who borrowed under the plan must adhere to the following conditions: 1) they must contribute 10% in cash of the amount borrowed; 2) the stock obtained with the exercises must be escrowed under a twelve month standstill agreement or until such time as the note is paid; and
3) any derivative equity obtained from the stock's ownership must be escrowed for a six-month period. As of April 30, 2000, we have loaned approximately $1.1 million to key executive officers allowing them to exercise vested options. We recognized the transaction by recording a note receivable for each executive officer. As of July 31, 2000, the note receivable balance was approximately $1.1 million. During fiscal 2001, the board of directors modified the agreements by extending them for an additional year and changing them to non-recourse notes. Accounting treatment for non-recourse notes is consistent with the treatment for options outstanding so we have reversed the notes receivable recorded in fiscal 2000. The shares, underlying the notes, continue to be held by the Company, and are not accessible to the officers until the associated principal and interest is paid. Accordingly, the shares are not included in our shares outstanding for fiscal 2001.

         In March 1999, we renewed an agreement with an international consulting firm, of which ATSI-Delaware director Carlos K. Kauachi is president, for international business development support. Under the terms of the agreement, we paid the consulting firm $6,000 per month for a period of twelve months. Upon expiration, the agreement was extended on a month-to-month basis until July 2000 when it was terminated. As of July 31, 2001, we have a payable of approximately $35,500 outstanding.

         During fiscal 2000 and fiscal 2001, we contracted with two companies for billing and administrative services related to carrier services we provide. The companies, which are owned by Tomas Revesz, an ATSI-Delaware director, were paid approximately $160,000 and $77,361 for their services during fiscal 2000 and 2001. The monthly fees are capped by the agreement at $18,500 per month. As of July 31, 2001, the payable due these companies was $77,438. Additionally, the Company has a note payable due Mr. Revesz in the amount of $250,000 as detailed in Note 5 of our Annual Report on Form 10-K.

         We have entered into a month-to-month agreement with Technology Impact Partners, a consulting firm of which Company director Richard C. Benkendorf is principal and owner. Under the agreement, Technology Impact Partners provides us with various services that include strategic planning, business development and financial advisory services. Under the terms of the agreement, we pay the consulting firm $3,750 per month plus expenses. In November 2000 the agreement was modified and the Company is now billed solely for expenses. At July 31, 2000 and July 31, 2001, we had a payable to Technology Impact Partners of approximately $112,000 and approximately $115,000, respectively.

         On August 1, 2000 we entered into a consulting agreement with Charles
R. Poole, former President and Chief Operating Officer of ATSI-Delaware, to perform certain consulting services for the period beginning August 1, 2000 and ending December 31, 2000 in the amount of approximately $10,583 per month.

                                  PROPOSAL TWO
                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Arthur Andersen LLP to serve as independent public accountants of the Company for the fiscal year ending July 31, 2002. Although stockholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the stockholders of the Company for ratification at the Annual Meeting. Arthur Andersen LLP has served as the independent accountants of the Company since July 1994. A representative of Arthur Andersen LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

         Assuming the presence of a quorum, the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on this item at the Annual Meeting is necessary to ratify the selection of the Company's independent public accountants. The enclosed form of proxy provides a means for stockholders to vote for the ratification of selection of independent public accountants, to vote against it or to abstain from voting with respect to it. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder's proxy are to be voted, such shares will be voted FOR the ratification of selection of independent public accountants. Under applicable Delaware law, in determining whether this item has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against this item. Broker non-votes will not be counted and will have no effect.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING JULY 31, 2002.

       ATSI SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding ownership of the Common Stock as of November 26, 2001 by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer and each other executive officer of the Company named in the Summary Compensation Table, and (iv) all executive officers and directors of the Company as a group.

                                                       Amount and Nature of
                                                      Beneficial Ownership of
          Name                                           Common Stock(1)        Percent of Class
          ----                                        -----------------------   ----------------
Arthur L. Smith (2) ....................................     3,528,449             4.35%
H. Douglas Saathoff (2) ................................     1,109,550             1.37%
Stephen M. Wagner ......................................        75,000                *
Raymond G. Romero (3) ..................................        22,666                *
Tim Nicolaou ...........................................            --                *
Sandra Poole-Christal (4) ..............................        90,000                *
Richard C. Benkendorf (5) ..............................       215,000                *
John R. Fleming ........................................        24,700                *
Carlos K. Kauachi (6) ..................................       165,423                *
Murray R. Nye (7) ......................................       580,500                *
Tomas Revesz (6) .......................................       177,000                *
All directors and executive officers as a group
 (19 persons) (8) ......................................     6,500,955             7.86%

----------
* Less than 1%

(1) To the knowledge of the Company, each person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by him. Shares of Common Stock that are not outstanding but that may be acquired by a person upon exercise of options within 60 days of November 26, 2001 are deemed outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by such person but are not deemed outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person.
(2) Includes 1,000,000 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of November 26, 2001
(3) Includes 16,666 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of November 26, 2001.
(4) Includes 50,000 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of November 26, 2001.
(5) Includes 35,000 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of November 26, 2001.
(6) Includes 30,000 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of November 26, 2001.
(7) Includes 110,000 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of November 26, 2001.
(8) Includes 30,000 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of November 15, 2000.
(9) Includes 2,618,834 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of November 26, 2001.

                                  OTHER MATTERS

         As of the date of this proxy statement, the Board of Directors does not know of any other matter which will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, or any adjournment thereof, the person or persons voting the proxies will vote on such matters in accordance with their best judgment and discretion.

                       WHERE YOU CAN FIND MORE INFORMATION

         ATSI Communications, Inc. files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information ATSI files at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. ATSI SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at "http://www.sec.gov."

         You may request a copy of ATSI's annual, quarterly and special reports, proxy statements and other information, at no cost, by writing or telephoning ATSI at the following address:

                  ATSI Communications, Inc.
                  6000 Northwest Parkway, Suite 110
                  San Antonio, Texas 78249

         ATSI has supplied all information contained in this proxy statement relating to ATSI.

         You should rely only on the information contained in this proxy statement to vote on the ATSI proposals ATSI has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated November 28, 2001. You should not assume that the information contained in the proxy statement is accurate as of any date other than that date, and neither the mailing of this proxy statement to stockholders nor the issuance of ATSI common stock in the merger shall create any implication to the contrary.

ATSI Communications, Inc.
6000 Northwest Parkway
Suite 110
San Antonio, Texas 78249

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON JANUARY 22, 2002


          The undersigned shareholder of ATSI Communications, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur L. Smith and H. Douglas Saathoff, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the Company's common stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on January 22, 2002, and any adjournment thereof, with all powers which the undersigned would possess if personally present.

          The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company dated December 17, 2001.

Please MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NEW ADDRESS:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

continued and to be signed on reverse side


back

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" the election of Directors and "FOR" the Approval of Proposal 2.

1.   ELECTION OF DIRECTORS

          [_]  FOR all nominees listed below
          [_]  WITHHOLD all nominees listed below

          Nominees: Carlos K. Kauachi
                    Tomas Revesz
                    Stephen M. Wagner

          [_] Place an "X" in this box to withhold authority to vote for any individual nominee and write that name from the list above on the line below.

          ______________________________

2. PROPOSAL TO APPROVE THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JULY 31, 2002

               [_]  FOR            [_]  AGAINST         [_]  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

[_]  CHECK HERE FOR ADDRESS CHANGE AND SEE REVERSE


[_]  CHECK HERE FOR CONSENT TO ELECTRONIC COMMUNICATIONS VIA THE INTERNET

By checking the box above, I consent to future access to the Annual Report, Proxy Statements, prospectuses and other communications electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, American Stock Transfer & Trust Company, New York, New York and that costs normally associated with electronic access, such as usage and telephone charges, will be my responsibility.


Signature ________________________  Signature _____________________________

Date  ___________________________

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.